Exhibit 21

Limited Partnerships	Jurisdiction of Organization
801 Developers, LP	Pennsylvania
Bala Cynwyd Associates, LP	Pennsylvania
Cumberland Mall Associates	New Jersey
Plymouth Ground Associates, LP	Pennsylvania
PR 8-10 Market LP	Delaware
PR 907 MARKET MEZZ LP	Delaware
PR AEKI Plymouth, LP	Delaware
PR BOS LP	Pennsylvania
PR Capital City Limited Partnership	Pennsylvania
PR CC Limited Partnership	Pennsylvania
PR Exton Limited Partnership	Pennsylvania
PR Exton Outparcel Holdings, LP	Pennsylvania
PR Exton Outparcel Limited Partnership	Pennsylvania
PR Exton Square Property L.P.	Delaware
PR Financing Limited Partnership	Delaware
PR Gainesville Limited Partnership	Delaware
PR Gallery II Limited Partnership	Pennsylvania
PR GV LP	Delaware
PR Holding Sub Limited Partnership	Pennsylvania
PR Jacksonville Limited Partnership	Pennsylvania
PR Monroe Old Trail Holdings LP	Pennsylvania
PR Monroe Old Trail Limited Partnership	Pennsylvania
PR Monroe Unit One Holdings, L.P.	Pennsylvania
PR Monroe Unit One Limited Partnership	Pennsylvania
PR Moorestown Limited Partnership	Pennsylvania
PR New Castle Associates	Pennsylvania
PR New Garden/Chesco Holdings Limited Partnership	Pennsylvania
PR Outdoor, L.P.	Pennsylvania
PR Outdoor 2, L.P.	Pennsylvania
PR Plymouth Anchor-M, L.P.	Delaware
PR Plymouth Meeting Associates PC LP	Delaware
PR Plymouth Meeting Limited Partnership	Pennsylvania
PR PM PC Associates LP	Delaware
PR Springfield/Delco Holdings, LP	Pennsylvania
PR Springfield/Delco Limited Partnership	Pennsylvania
PR TP LP	Delaware
PR Valley Anchor-M Limited Partnership	Pennsylvania
PR Valley Limited Partnership	Pennsylvania
PR Valley View Anchor-M Limited Partnership	Pennsylvania
PR Valley View Limited Partnership	Pennsylvania
PR Viewmont Limited Partnership	Pennsylvania
PR Woodland Limited Partnership	Delaware
PR Wyoming Valley Limited Partnership	Pennsylvania
PREIT Associates, L.P.	Delaware
WG Holdings, LP	Pennsylvania
WG Park – Anchor B, LP	Delaware
WG Park General, LP	Pennsylvania
WG Park Limited, LP	Pennsylvania

WG Park, LP	Pennsylvania

General Partnership	Jurisdiction of Organization
None.

Limited Liability Companies	Jurisdiction of Organization
801 Developers GP, LLC	Pennsylvania
Beverage Two, LLC	New Jersey
Cherry Hill Center Manager, LLC	Delaware
Cherry Hill Center, LLC	Maryland
Cumberland Mall Retail Condominium Association, LLC	New Jersey
Echelon Beverage LLC	New Jersey
Loisdale Development, LLC	Delaware
Moorestown Beverage I, LLC	New Jersey
Moorestown Beverage II, LLC	New Jersey
Moorestown Mall LLC	Delaware
MT Residential Urban Renewal, LLC	New Jersey
Plymouth Ground Associates LLC	Pennsylvania
Plymouth License III, LLC	Pennsylvania
Plymouth License IV, LLC	Pennsylvania
PR 8-10 Market GP LLC	Delaware
PR 8-10 Market Mezz LLC	Delaware
PR 907 Market Mezz GP LLC	Delaware
PR Acquisition Sub LLC	Delaware
PR AEKI Plymouth LLC	Delaware
PR BOS GP, LLC	Delaware
PR BVM LLC	Pennsylvania
PR Capital City LLC	Delaware
PR CC I LLC	Delaware
PR CC II LLC	Delaware
PR Cherry Hill Office GP, LLC	Delaware
PR Cherry Hill STW LLC	Delaware
PR Chestnut Mezzco, LLC	Pennsylvania
PR Cumberland GP, LLC	Delaware
PR Cumberland LP, LLC	Delaware
PR Cumberland Outparcel LLC	New Jersey
PR Dartmouth Solar LLC	Delaware
PR Exton LLC	Pennsylvania
PR Exton Outparcel GP, LLC	Delaware
PR Fin Delaware, LLC	Delaware
PR Financing I LLC	Delaware
PR Financing II LLC	Delaware
PR Francis Scott Key LLC	Delaware
PR Francis Scott Key Solar LLC	Delaware
PR Gainesville LLC	Delaware
PR Gallery II, LLC	Delaware
PR Gloucester LLC	Delaware
PR GV LLC	Delaware
PR Hagerstown LLC	Delaware
PR Holding Sub LLC	Pennsylvania
PR Hyattsville LLC	Delaware
PR Jacksonville LLC	Delaware
PR JK LLC	Delaware
PR Lehigh Valley LLC	Pennsylvania
PR Magnolia LLC	Delaware

PR Metroplex West, LLC	Delaware
PR Monroe Old Trail Holdings LLC	Delaware
PR Monroe Old Trail LLC	Delaware
PR Monroe Unit One GP, LLC	Delaware
PR Moorestown Anchor-L&T, LLC	New Jersey
PR Moorestown Anchor-M, LLC	New Jersey
PR Moorestown LLC	Pennsylvania
PR New Castle LLC	Pennsylvania
PR New Garden LLC	Pennsylvania
PR New Garden Residential LLC	Delaware
PR New Garden/Chesco Holdings LLC	Delaware
PR New Garden/Chesco LLC	Delaware
PR North Dartmouth LLC	Delaware
PR Outdoor, LLC	Delaware
PR Outdoor 2, LLC	Delaware
PR Oxford Valley General, LLC	Delaware
PR Patrick Henry LLC	Delaware
PR Plymouth Anchor-M, LLC	Delaware
PR Plymouth Meeting LLC	Pennsylvania
PR PM PC Associates LLC	Delaware
PR Prince George's Plaza LLC	Delaware
PR Red Rose LLC	Delaware
PR Springfield Town Center LLC	Delaware
PR Springfield/Delco Holdings, LLC	Delaware
PR Springfield/Delco LLC	Delaware
PR Sunrise Outparcel 2, LLC	New Jersey
PR Swedes Square, LLC	Delaware
PR TP LLC	Delaware
PR Valley Anchor-M, LLC	Delaware
PR Valley Anchor-S, LLC	Maryland
PR Valley LLC	Delaware
PR Valley Solar LLC	Delaware
PR Valley View Anchor-M, LLC	Delaware
PR Valley View LLC	Delaware
PR Valley View OP-DSG/CEC, LLC	Delaware
PR Valley View OP-TXRD, LLC	Delaware
PR Viewmont LLC	Delaware
PR VV LLC	Delaware
PR Walnut Mezzco, LLC	Pennsylvania
PR Walnut Street Abstract LLC	Delaware
PR WG Park General GP, LLC	Delaware
PR Woodland Anchor-S, LLC	Delaware
PR Woodland General LLC	Delaware
PR Woodland Outparcel LLC	Delaware
PR WV LLC	Delaware
PR Wyoming Valley LLC	Delaware
PREIT Gallery TRS Sub LLC	Pennsylvania
PREIT Services, LLC	Delaware
PRWGP General, LLC	Delaware
Spring Mall Lot C, LLC	Delaware
WG Holdings of Pennsylvania, LLC	Pennsylvania
WG Park-Anchor B, LLC	Delaware

XGP LLC	Delaware

Corporations	Jurisdiction of Organization
1150 Plymouth Associates Inc	Maryland
Capital City Beverage Enterprises, Inc	Maryland
Cherry Hill Beverage, Inc	Maryland
Exton License, Inc	Maryland
PR GC Inc	Maryland
PREIT TRS, Inc	Delaware
PREIT-RUBIN OP, Inc	Pennsylvania
PREIT-RUBIN, INC.	Pennsylvania

Trusts	Jurisdiction of Organization
PREIT Charitable Fund	Pennsylvania
PREIT Protective Trust	Pennsylvania

Unincorporated Associations	Jurisdiction of Organization
Eighth & Market Condominium Association	Pennsylvania

Unconsolidated Affiliates	Jurisdiction of Organization
801 4-6 Fee Owner GP LLC	Delaware
801 4-6 Mezz GP LLC	Delaware
801 C-3 Fee Owner LP	Delaware
801 C-3 Fee Owner GP LLC	Delaware
801 C-3 Mezz LP	Delaware
801 C-3 Mezz GP LLC	Delaware
801-Gallery C-3 Associates, L.P. (fka 801 Market Venture LP)	Delaware
801-Gallery C-3 MT, L.P.	Pennsylvania
801-Gallery GP, LLC	Pennsylvania
801-Gallery Associates, L.P.	Pennsylvania
801-Tenant C-3 Manager, LLC	Pennsylvania
801 Market Venture GP LLC	Delaware
907-937 Market Street Condominium Association, Inc.	Pennsylvania
1010-1016 Market Street Realty, LP	Pennsylvania
1018 Market Street Realty, LP	Pennsylvania
1020-1024 Market Street Realty, LP	Pennsylvania
Court at Oxford Valley Condominium Association	Pennsylvania
Gallery Neighborhood Improvement District Corporation	Pennsylvania
GPM GP LLC	Delaware
Keystone Philadelphia Properties, LP	Pennsylvania
Lehigh BOS Acquisition, L.P.	Delaware
Lehigh Valley Associates (limited partnership)	Pennsylvania
Lehigh Valley Mall GP, LLC	Delaware
Lehigh Valley Mall, LLC	Delaware
Mall at Lehigh Valley, L.P.	Delaware
Mall Corners Ltd. (limited partnership)	Georgia
Mall Corners II, Ltd. (limited partnership)	Georgia
Metroplex General, Inc.	Pennsylvania
Metroplex West Associates, L.P.	Pennsylvania
Oxford Valley Road Associates (limited partnership)	Pennsylvania
Pavilion East Associates, L.P.	Pennsylvania
PEI MSR GP I LLC	Pennsylvania
PEI MSR I LP	Pennsylvania
PEI MSR GP II LLC	Pennsylvania
PEI MSR II LP	Pennsylvania
PEI MSR GP III LLC	Pennsylvania
PEI MSR III LP	Pennsylvania
PEI MSR LP LLC	Pennsylvania

PM Gallery Finance LLC	New Jersey
PM Gallery LP	Delaware
PM Management Associates, LLC	Pennsylvania
PM 833 Market Mezz LP	Delaware
PM 833 Market Mezz GP LLC	Delaware
PR 907 MARKET LP	Delaware
PR Gallery I Limited Partnership	Pennsylvania
Red Rose Commons Associates, L.P	Pennsylvania
Red Rose Commons Condominium Association	Pennsylvania
Simon/PREIT Gloucester Development, LLC	Delaware
Unit 1 801 Market Street Subcondominium Association, Inc.	Pennsylvania
Walnut Street Abstract, L.P. Walnut Street Title, LLC	New Jersey New Jersey